UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2020
(December 15, 2020)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.

On January 10, 2020, PNM Resources, Inc. (“PNMR”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to disclose that on January 7, 2020, PNMR entered into forward sale agreements with each of Citibank N.A., and Bank of America N.A., as forward purchasers and an underwriting agreement with Citigroup Global Markets Inc., and BofA Securities, Inc. as representatives of the underwriters named therein, relating to an aggregate of approximately 6.2 million shares of PNMR common stock (including 0.8 million shares of PNMR common stock pursuant to the underwriters’ option to purchase additional shares) with each of Citibank N.A., and Bank of America N.A., as forward purchasers (the “PNMR Base 2020 Forward Equity Sale Agreements”). On January 8, 2020, the underwriters exercised in full their option to purchase the additional 0.8 million shares of PNMR common stock and PNMR entered into separate forward sales agreements with respect to the additional shares (the “PNMR 2020 Additional Forward Equity Sale Agreements” and together with the PNMR Base 2020 Forward Equity Sale Agreements, the “PNMR 2020 Forward Equity Sale Agreements”). As PNMR previously disclosed, it expected to physically settle all shares under the PNMR 2020 Forward Equity Sale Agreements by delivering newly issued shares to the forward purchasers on or before January 7, 2021 in exchange for cash at the then applicable forward sales price.

On December 15, 2020, PNMR physically settled the PNMR 2020 Forward Equity Sale Agreements in full by issuing an aggregate of 6,181,250 shares of PNMR common stock to the forward purchasers in exchange for net proceeds of approximately $283 million. Following this settlement, no shares of PNMR’s common stock remain subject to future settlement under the PNMR 2020 Forward Equity Sale Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 15, 2020	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)